UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2014 (February 10, 2014)

IVEDA SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53285	20-2222203
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Alma School Road, Suite 8500 Mesa, Arizona		85210
(Address of Principal Executive Offices)		(Zip Code)

(480) 307-8700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Iveda Solutions, Inc. (the “Company”) has announced that Robert J. Brilon, age 53, has been appointed to serve as President of the Company, effective February 10, 2014. In connection with this appointment, David Ly’s title has been changed to Chairman and CEO. Mr. Brilon will continue to serve in his current role as the Company’s Chief Financial Officer and Treasurer. Additional information about Mr. Brilon and the terms of his employment is set forth in the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 21, 2013, which is incorporated by reference into this Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iveda Solutions, Inc. (Registrant)
Date: February 12, 2014	By:	/s/ Robert J. Brilon
Robert J. Brilon President and Chief Financial Officer